Exhibit 10.4

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), is made as of the 7th day of March, 2023, by and among CARISMA Therapeutics Inc., a Delaware corporation (“Carisma”), and each of the investors listed on Schedule A hereto, each of which is referred to in this Agreement as an “Investor”.

RECITALS

WHEREAS, Carisma is party to that certain Agreement and Plan of Merger and Reorganization, by and among Carisma, Sesen Bio, Inc. (“Sesen Bio”) and Seahawk Merger Sub, Inc. (“Merger Sub”), dated as of September 20, 2022 (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into Carisma, with Carisma surviving as a wholly-owned subsidiary of Sesen Bio (the “Merger”);

WHEREAS, following the Merger, Sesen Bio will change its name to Carisma Therapeutics Inc. (“PubCo”);

WHEREAS, Carisma and the Investors are parties to a Subscription Agreement, dated as of September 20, 2022 (the “Subscription Agreement”), pursuant to which the Investors, severally and not jointly, are purchasing shares of common stock of Carisma (the “Shares”) immediately prior to the closing of the Merger and subject to the satisfaction or waiver of all conditions to the closing of the Merger set forth in the Merger Agreement (other than the Closing under the Subscription Agreement and other than those conditions which, by their nature, are to be satisfied at the closing of the transactions contemplated by the Merger Agreement), which Shares will, upon closing of the Merger, be exchanged for shares of PubCo’s common stock, par value $0.001 per share (the “Common Stock”); and

WHEREAS, in connection with the consummation of the transactions contemplated by the Subscription Agreement, and subject to the terms of the Subscription Agreement, the Parties desire to enter into this Agreement in order to grant certain rights to the Investors as set forth below.

NOW, THEREFORE, the parties to this Agreement further agree as follows:

1.            Definitions. For purposes of this Agreement:

1.1            “Affiliate” means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including without limitation any general partner, managing member, limited partner, officer, director or trustee of such Person, or any venture capital fund or other investment fund now or hereafter existing that is controlled by one or more general partners, managing members or investment adviser of, or shares the same management company or investment adviser with, such Person.

1.2            “Board of Directors” means the board of directors of the Company.

1.3            “Company” means CARISMA Therapeutics Inc. for all periods prior to closing of the Merger and PubCo for all periods after closing of the Merger.

1.4            “Damages” means any loss, damage, claim or liability (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such loss, damage, claim or liability (or any action in respect thereof) arises out of or is based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement of the Company, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) an omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the indemnifying party (or any of its agents or Affiliates) of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law.

1.5            “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

1.6            “Excluded Registration” means (i) a registration relating to the sale or grant of securities to employees of the Company or a subsidiary pursuant to a stock option, stock purchase, equity incentive or similar plan; (ii) a registration relating to an SEC Rule 145 transaction; (iii) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities; or (iv) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered.

1.7            “Form S-3” means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits forward incorporation of substantial information by reference to other documents filed by the Company with the SEC.

1.8            “Holder” means any holder of Registrable Securities who is a party to this Agreement.

1.9            “Immediate Family Member” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, life partner or similar statutorily-recognized domestic partner, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including, adoptive relationships, of a natural person referred to herein.

1.10            “Initiating Holders” means, collectively, Holders who properly initiate a registration request under this Agreement.

1.11            “Mandatory Registration Statement” means a registration statement on Form S-3 (unless the Company is not then eligible to register for resale the Common Stock on such registration statement, in which case registration shall be on another appropriate form for such purpose) in satisfaction of the requirements set forth in Subsection 2.1 and covering the resale of the Registrable Subscription Securities.

1.12            “Permitted Transferee” means, with respect to an Investor, an Affiliate of such Investor or any other investment fund or account managed or advised by the investment manager who acts on behalf of such Investor.

1.13            “Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

1.14            “Preferred Stock” means, collectively, (i) the Series A Preferred Stock, $0.0001 par value per share, of Carisma, (ii) the Special Voting Preferred Stock, $0.0001 par value per share, of Carisma, (iii) the Series B Preferred Stock, $0.0001 par value per share, of Carisma, (iv) the Series B Special Voting Preferred Stock, $0.0001 par value per share, of Carisma and (v) for the avoidance of doubt, any of the Preferred Stock referenced in clauses (i) or (iii) issued upon the exchange of the Class B Shares, with a nominal value of one tenth of one eurocent (EUR 0.001), or the Class B-1 Shares, with a nominal value of one tenth of one eurocent (EUR 0.001), of CARISMA Therapeutics S.à r.l., a société à responsabilité limitée.

1.15            “Registrable Securities” means the Registrable Existing Securities and the Registrable Subscription Securities.

1.16            “Registrable Existing Securities” means (i) any shares of Common Stock issued to an Investor in exchange for such Investor’s shares of Preferred Stock upon closing of the Merger and (ii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares referenced in clause (i) above; excluding in all cases, however, (a) any Registrable Securities sold by a Person in a transaction in which the applicable rights under this Agreement are not assigned pursuant to Subsection 8.1 and (b) any shares for which registration rights have terminated pursuant to Subsection 3.6.

1.17            “Registrable Subscription Securities” means (i) any shares of Common Stock issued to an Investor in exchange for the Shares upon closing of the Merger and (ii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares referenced in clause (i) above; excluding in all cases, however, (a) any Registrable Securities sold or transferred pursuant to a Mandatory Registration Statement, (b) any Registrable Securities that have been sold or can be sold without restriction pursuant to SEC Rule 144 or another similar exemption under the Securities Act and without the requirement to be in compliance with subsection (c)(1) of SEC Rule 144 (or any successor thereto), (c) any Registrable Securities sold by a Person in a transaction in which the applicable rights under this Agreement are not assigned pursuant to Subsection 8.1, and (d) for the avoidance of doubt, any Shares that are registered on a Form S-4.

1.18            “Registrable Securities then outstanding” means the number of shares of outstanding Common Stock that are Registrable Securities.

1.19            “SEC” means the Securities and Exchange Commission.

1.20            “SEC Rule 144” means Rule 144 promulgated by the SEC under the Securities Act.

1.21            “SEC Rule 145” means Rule 145 promulgated by the SEC under the Securities Act.

1.22            “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

1.23            “Selling Expenses” means all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for any Holder, except for the fees and disbursements of the Selling Holder Counsel borne and paid by the Company as provided in Section 5.

1.24            “Selling Securityholder Questionnaire” means a form of selling securityholder questionnaire as may be reasonably requested by the Company from time to time.

2.            Mandatory Registration Rights.

2.1            Mandatory Registration Statement.

(a)            Registration Statement. The Company shall use its reasonable best efforts to file a Mandatory Registration Statement with the SEC as promptly as reasonably practicable and in any event within sixty (60) days after the date of this Agreement (the “Filing Date”) to register all of the Registrable Subscription Securities under the Securities Act. The Company shall use its reasonable best efforts to cause such Mandatory Registration Statement to be declared effective within ninety (90) days following the Filing Date (or, in the event the staff of the SEC reviews and has written comments to the Mandatory Registration Statement, within one hundred twenty (120) days following the Filing Date), such efforts to include, without limiting the generality of the foregoing, preparing and filing with the SEC any financial statements or other information that is required to be filed prior to the effectiveness of such Mandatory Registration Statement. Such Mandatory Registration Statement shall not include any shares of Common Stock or other securities for the account of any other holder without the prior written consent of a majority of the Registrable Subscription Securities then held by the Holders or Permitted Transferees.

(b)            Filing; Effectiveness. The Company shall use its reasonable best efforts to keep the Mandatory Registration Statement continuously effective under the Securities Act for a period up to the earlier of (i) three (3) years from the date of this Agreement and (ii) the date that all Registrable Subscription Securities covered by such Mandatory Registration Statement have been sold or can be sold without restriction pursuant to SEC Rule 144 or another similar exemption under the Securities Act and without the requirement to be in compliance with subsection (c)(1) of SEC Rule 144 (or any successor thereto) (the “Effectiveness Period”). The Company shall notify the Holders in writing as promptly as reasonably practicable and in any event within three (3) business days after receiving notification from the SEC that a Mandatory Registration Statement has been declared effective or that a prospectus used in connection with such Mandatory Registration Statement has been filed.

(c)            Rule 415; Cutback. If at any time the SEC takes the position that the offering of some or all of the Registrable Subscription Securities in the Mandatory Registration Statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the Securities Act (“Rule 415”) or requires any Holder to be named as an “underwriter,” the Company shall use commercially reasonable efforts to persuade the SEC that the offering contemplated by such Mandatory Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 and that none of the Holders is an “underwriter.” In the event that, despite the Company’s commercially reasonable efforts and compliance with the terms of this Subsection 2.1(c), the SEC does not alter its position, the Company shall (i) remove from such Mandatory Registration Statement such portion of the Registrable Subscription Securities (the “Cut Back Shares”) and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Subscription Securities as the SEC may require to assure the Company’s compliance with the requirements of Rule 415 (collectively, the “SEC Restrictions”); provided, however, that the Company shall not agree to name any Holder as an “underwriter” in such Mandatory Registration Statement without the prior written consent of such Holder. Any cut-back imposed on the Holders pursuant to this Subsection 2.1(c) shall be allocated among the Holders of Registrable Subscription Securities in proportion (as nearly as practicable) to the number of Registrable Subscription Securities owned by each Holder or in such proportion as shall be mutually agreed to by all such selling Holders, unless the SEC Restrictions require or provide otherwise. From and after such date as the Company is able to effect the registration of such Cut Back Shares, the Company shall use commercially reasonable efforts to file a Mandatory Registration Statement relating to such Cut Back Shares and to have such Mandatory Registration Statement declared effective by the SEC.

(d)            Notwithstanding the foregoing, it is understood and agreed that a registration statement under the Securities Act may expire pursuant to the rules and regulations of the SEC after a specified date (currently, in the case of a shelf registration statement pursuant to Rule 415 under the Securities Act, three (3) years following the date it is declared effective by the SEC). It is agreed that any expiration of a registration statement pursuant to the rules and regulations of the SEC shall not represent a violation or breach of any of the Company’s obligations under this Section 2; provided that in such case, prior to such expiration time, during the Effectiveness Period, the Company agrees to use its reasonable best efforts to prepare, file and cause to be declared effective a replacement Mandatory Registration Statement.

2.2            Removal of Legends.

(a)            In connection with any sale, assignment, transfer or other disposition of the Registrable Subscription Securities by a Holder pursuant to SEC Rule 144 or pursuant to any other exemption under the Securities Act such that such Holder acquires freely tradable shares and upon compliance by the Holder with the requirements of this Agreement, if requested by the Holder, the Company shall cause the transfer agent for the Common Stock (the “Transfer Agent”) to remove any restrictive legends related to the book entry account holding such Registrable Subscription Securities and make a new, unlegended entry for such book entry Registrable Subscription Securities sold or disposed of without restrictive legends within two (2) business days of any such request therefor from such Holder, provided that the Company has timely received from the Holder customary representations and other documentation reasonably acceptable to the Company in connection therewith.

(b)            Subject to receipt from the Holder by the Company and the Transfer Agent of customary representations and other documentation reasonably acceptable to the Company and the Transfer Agent in connection therewith, upon the earliest of such time as the Registrable Subscription Securities (i) have been sold or transferred pursuant to an effective registration statement or (ii) have been sold or can be sold without restriction pursuant to SEC Rule 144 or another similar exemption under the Securities Act and without the requirement to be in compliance with subsection (c)(1) of SEC Rule 144 (or any successor thereto) (such earliest date, the “Effective Date”), the Company shall, in accordance with the provisions of this Subsection 2.2 and within two (2) business days of any request therefor from a Holder accompanied by such customary and reasonably acceptable documentation referred to above, (A) deliver to the Transfer Agent irrevocable instructions that the Transfer Agent shall make a new, unlegended entry for such book entry Registrable Subscription Securities, and (B) cause its counsel to deliver to the Transfer Agent one or more opinions to the effect that the removal of such legends in such circumstances may be effected under the Securities Act if required by the Transfer Agent to effect the removal of such legend in accordance with the provisions of this Agreement. The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Subsection 2.2, it will, within two (2) business days of the delivery by a Holder to the Company or the Transfer Agent of a certificate representing shares issued with a restrictive legend and receipt from the Holder by the Company and the Transfer Agent of the customary representations and other documentation reasonably acceptable to the Company and the Transfer Agent in connection therewith that is referred to above, deliver or cause to be delivered to such Holder a certificate representing such Registrable Subscription Securities (or uncertificated interest therein) that is free from all restrictive and other legends. Registrable Subscription Securities subject to legend removal hereunder may be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s prime broker with The Depository Trust Company as directed by such Holder. The Company shall be responsible for the fees of its Transfer Agent and all fees of The Depository Trust Company associated with such issuance.

3.            Demand Registration Rights.

3.1            Demand Registration.

(a)            Form S-3 Demand. If at any time after one hundred eighty (180) days after the effective date of the Merger and if at such time the Company is eligible to use a Form S-3 registration statement, the Company receives a request from Holders of at least ten percent (10%) of the Registrable Existing Securities then outstanding that the Company file a Form S-3 registration statement with respect to outstanding Registrable Existing Securities of such Holders having an anticipated aggregate offering price of at least $5,000,000, then the Company shall (i) within five (5) days after the date such request is given, give notice thereof (the “Demand Notice”) to all Holders other than the Initiating Holders; and (ii) as promptly as reasonably practicable and in any event within sixty (60) days after the date such request is given by the Initiating Holders, file a Form S-3 registration statement under the Securities Act covering all Registrable Existing Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the limitations of Subsections 3.1(b) and 3.3.

(b)            Notwithstanding the foregoing obligations, if the Company furnishes to Holders requesting a registration pursuant to this Subsection 3.1 a certificate signed by the Company’s chief executive officer stating that in the good faith judgment of the Board of Directors it would be materially detrimental to the Company and its stockholders for such registration statement to either become effective or remain effective for as long as such registration statement otherwise would be required to remain effective, because such action would (i) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company; (ii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (iii) render the Company unable to comply with requirements under the Securities Act or Exchange Act, then the Company shall have the right to defer taking action with respect to such filing for a period of not more than ninety (90) days after the request of the Initiating Holders is given; provided, however, that the Company may not invoke this right more than once in any twelve (12) month period; and provided further that the Company shall not register any securities for its own account or that of any other stockholder during such ninety (90) day period other than an Excluded Registration.

(c)            The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Subsection 3.1(a) (i) during the period that is thirty (30) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is ninety (90) days after the effective date of, a Company-initiated registration, provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; or (ii) if the Company has effected two (2) registrations pursuant to Subsection 3.1(a) within the twelve (12) month period immediately preceding the date of such request. A registration shall not be counted as “effected” for purposes of this Subsection 3.1(c) until such time as the applicable registration statement has been declared effective by the SEC, unless the Initiating Holders withdraw their request for such registration, elect not to pay the registration expenses therefor, and forfeit their right to one demand registration statement pursuant to Section 5, in which case such withdrawn registration statement shall be counted as “effected” for purposes of this Subsection 3.1(c); provided that if such withdrawal is during a period the Company has deferred taking action pursuant to Subsection 3.1(b), then the Initiating Holders may withdraw their request for registration and such registration will not be counted as “effected” for purposes of this Subsection 3.1(c).

3.2            Company Registration. If the Company proposes to register (including, for this purpose, a registration effected by the Company for stockholders other than the Holders) any of its Common Stock under the Securities Act in connection with the public offering of such securities solely for cash (other than in an Excluded Registration), the Company shall, at such time, promptly give each Holder notice of such registration. Upon the request of each Holder given within twenty (20) days after such notice is given by the Company, the Company shall, subject to the provisions of Subsection 3.3, cause to be registered all of the Registrable Existing Securities that each such Holder has requested to be included in such registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Subsection 3.2 before the effective date of such registration, whether or not any Holder has elected to include Registrable Existing Securities in such registration. The expenses (other than Selling Expenses) of such withdrawn registration shall be borne by the Company in accordance with Section 5.

3.3            Underwriting Requirements.

(a)            If, pursuant to Subsection 3.1, the Initiating Holders intend to distribute the Registrable Existing Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Subsection 3.1, and the Company shall include such information in the Demand Notice. The underwriter(s) will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders. In such event, the right of any Holder to include such Holder’s Registrable Existing Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Existing Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Subsection 4.1(g)) enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Subsection 3.3, if the underwriter(s) advise(s) the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Existing Securities that otherwise would be underwritten pursuant hereto, and the number of Registrable Existing Securities that may be included in the underwriting shall be allocated among such Holders of Registrable Existing Securities, including the Initiating Holders, in proportion (as nearly as practicable) to the number of Registrable Existing Securities owned by each Holder or in such other proportion as shall mutually be agreed to by all such selling Holders; provided, however, that the number of Registrable Existing Securities held by the Holders to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

(b)            In connection with any offering involving an underwriting of shares of the Company’s capital stock pursuant to Subsection 3.2, the Company shall not be required to include any of the Holders’ Registrable Existing Securities in such underwriting unless the Holders accept the terms of the underwriting as agreed upon between the Company and its underwriters, and then only in such quantity as the underwriters in their sole discretion determine will not jeopardize the success of the offering by the Company. If the total number of securities, including Registrable Existing Securities, requested by stockholders to be included in such offering exceeds the number of securities to be sold (other than by the Company) that the underwriters in their reasonable discretion determine is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Existing Securities, which the underwriters and the Company in their sole discretion determine will not jeopardize the success of the offering. If the underwriters determine that less than all of the Registrable Existing Securities requested to be registered can be included in such offering, then the Registrable Existing Securities that are included in such offering shall be allocated among the selling Holders in proportion (as nearly as practicable to) the number of Registrable Existing Securities owned by each selling Holder or in such other proportions as shall mutually be agreed to by all such selling Holders. Notwithstanding the foregoing, in no event shall (i) the number of Registrable Existing Securities included in the offering be reduced unless all other securities (other than securities to be sold by the Company) are first entirely excluded from the offering, or (ii) the number of Registrable Existing Securities included in the offering be reduced below thirty percent (30%) of the total number of securities included in such offering. For purposes of the provision in this Subsection 3.3(b) concerning apportionment, for any selling Holder that is a partnership, limited liability company, or corporation, the partners, members, retired partners, retired members, stockholders, and Affiliates of such Holder, or the estates and Immediate Family Members of any such partners, retired partners, members, and retired members and any trusts for the benefit of any of the foregoing Persons, shall be deemed to be a single “selling Holder,” and any pro rata reduction with respect to such “selling Holder” shall be based upon the aggregate number of Registrable Existing Securities owned by all Persons included in such “selling Holder,” as defined in this sentence.

(c)            For purposes of Subsection 3.1, a registration shall not be counted as “effected” if, as a result of an exercise of the underwriter’s cutback provisions in Subsection 3.3(a), fewer than fifty percent (50%) of the total number of Registrable Existing Securities that Holders have requested to be included in such registration statement are actually included.

3.4            Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 3.

3.5            Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders representing a majority of the voting power of the Registrable Existing Securities enter into any agreement with any holder or prospective holder of any securities of the Company that would (i) provide to such holder or prospective holder the right to include securities in any registration on other than either a pro rata basis with respect to the Registrable Existing Securities or on a subordinate basis after all Holders have had the opportunity to include in the registration and offering all shares of Registrable Existing Securities that they wish to so include or (ii) allow such holder or prospective holder to initiate a demand for registration of any securities held by such holder or prospective holder; provided that this limitation shall not apply to Registrable Existing Securities held by any investor of the Company that was a party to that certain Amended and Restated Investors’ Rights Agreement, dated as of December 22, 2020, by and among the Company and the other parties named therein, but is not a party to this Agreement (each, a “Series B Investor”).

3.6            Termination of Demand Registration Rights. The right of any Holder to request registration or inclusion of Registrable Existing Securities in any registration pursuant to Section 3 shall terminate upon the earliest to occur of:

(a)            such time after the date of this Agreement as SEC Rule 144 or another similar exemption under the Securities Act is available for the sale of all of such Holder’s shares and without the requirement to be in compliance with subsection (c)(1) of SEC Rule 144 (or any successor thereto); or

(b)            the third (3rd) anniversary of the date of this Agreement.

4.            Obligations of the Parties.

4.1            Obligations of the Company. Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously and as reasonably possible:

(a)            prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its reasonable, diligent efforts to cause such registration statement to become effective and (i) in the case of a Mandatory Registration Statement, keep such Mandatory Registration Statement effective from the Filing Date to the expiration of the Effectiveness Period, and (ii) in the case of a registration statement under Section 3, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred eighty (180) days or, if earlier, until the distribution contemplated in the registration statement has been completed; provided, however, that in the case of clause (ii) such one hundred eighty (180) day period shall be extended for a period of time equal to the period the Holder refrains, at the request of an underwriter of Common Stock (or other securities) of the Company, from selling any securities included in such registration;

(b)            prepare and file with the SEC such amendments, including post-effective amendments, and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the Securities Act in order to enable the disposition of all securities covered by such registration statement and keep such registration statement effective for the period required pursuant to Subsection 4.1(a);

(c)            promptly notify the applicable Holders, at any time during which a registration statement is required to be effective pursuant to Subsection 4.1(a), upon discovery that, or upon the happening of any event as a result of which, the prospectus used in connection with such registration statement includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and use reasonable best efforts to prepare, file with the SEC and furnish to such Holders as promptly as reasonably practicable a supplement to or an amendment of such prospectus as may be necessary so that the prospectus used in connection with such registration statement shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(d)            use commercially reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness of any registration statement and, (ii) if such order is issued, obtain the withdrawal of any such order at the earliest practical moment;

(e)            furnish to the selling Holders such numbers of copies of a prospectus, including a preliminary prospectus, as required by the Securities Act, and such other documents as the Holders may reasonably request in order to facilitate their disposition of their Registrable Securities;

(f)            use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue-sky laws of such jurisdictions as shall be reasonably requested by the selling Holders; provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(g)            in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering;

(h)            use its commercially reasonable efforts to cause all such Registrable Securities covered by such registration statement to be listed on a national securities exchange or trading system and each securities exchange and trading system (if any) on which similar securities issued by the Company are then listed;

(i)            provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and provide a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(j)            promptly make available for inspection by the selling Holders, any underwriter(s) participating in any disposition pursuant to such registration statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the selling Holders, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent, in each case, as necessary or advisable to verify the accuracy of the information in such registration statement and to conduct appropriate due diligence in connection therewith;

(k)            promptly notify each selling Holder, after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed;

(l)            after such registration statement becomes effective, promptly notify each selling Holder of any request by the SEC that the Company amend or supplement such registration statement or prospectus; and

(m)            promptly notify the applicable Holders in writing, if at any time during which a registration statement is required to be effective pursuant to Subsection 4.1(a), the Company does not satisfy the conditions specified in Rule 172 under the Securities Act and, as a result thereof, such Holders are required to make available a prospectus in connection with any disposition of Registrable Securities.

In addition, the Company shall ensure that, at all times after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, its insider trading policy shall provide that the Company’s directors may implement a trading program under Rule 10b5-1 of the Exchange Act.

4.2            Obligations of the Holders.

(a)            It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the Registrable Securities of any selling Holder that such Holder shall furnish in writing to the Company (i) a Selling Securityholder Questionnaire and (ii) any other information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such Registrable Securities as is reasonably required to effect the registration of such Holder’s Registrable Securities. Such Holder shall execute such documents in connection with such registration as the Company may reasonably request. At least ten (10) business days prior to the first anticipated filing date of Mandatory Registration Statement, the Company shall notify each Holder of Registrable Subscription Securities of the information the Company requires from such Holder. Such Holder shall provide such information to the Company at least two (2) business days prior to the first anticipated filing date of such Mandatory Registration Statement.

(b)            Each Holder agrees to cooperate with the Company, promptly furnish information to the Company and complete and execute such documents in connection with the preparation and filing of a registration statement hereunder, unless such Holder has notified the Company in writing of its election to exclude all of its Registrable Securities from such registration statement.

(c)            Each Holder agrees that, upon receipt of any notice from the Company of the happening of an event pursuant to Section 4.1(c), such Holder will promptly discontinue disposition of Registrable Securities pursuant to any registration statement covering such Registrable Securities, until the Holder is advised by the Company that such dispositions may again be made. Each Holder further agrees that it shall sell its Registrable Securities in accordance with the Plan of Distribution set forth in the applicable prospectus. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

5.            Expenses of Registration. All expenses (other than Selling Expenses) incurred in connection with registrations, filings, or qualifications pursuant to Section 2 or Section 3, including all registration, filing, and qualification fees; printers’ and accounting fees; fees and disbursements of counsel for the Company; and, in the case of Section 3, the reasonable fees and disbursements, not to exceed $50,000, of one counsel for the selling Holders (“Selling Holder Counsel”), shall be borne and paid by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 3 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all selling Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one registration pursuant to Subsection 3.1(a), as the case may be; provided further that if, at the time of such withdrawal, the Holders shall have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness after learning of such information then the Holders shall not be required to pay any of such expenses and shall not forfeit their right to one registration pursuant to Subsection 3.1(a). All Selling Expenses relating to Registrable Securities registered pursuant to Section 2 or Section 3 shall be borne and paid by the Holders pro rata on the basis of the number of Registrable Securities registered on their behalf.

6.            Reports Under Exchange Act. With a view to making available to the Holders the benefits of SEC Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company shall: (i) make and keep available adequate current public information, as those terms are understood and defined in SEC Rule 144; (ii) use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and (iii) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (a) to the extent accurate, a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Securities Act, and the Exchange, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time the Company so qualifies); and (b) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to Form S-3 (at any time the Company so qualifies to use such form).

7.            Indemnification. If any Registrable Securities are included in a registration statement under this Agreement:

7.1            Indemnification by Company. To the extent permitted by law, the Company will indemnify and hold harmless each selling Holder, and the partners, members, officers, directors, and stockholders of each such Holder; legal counsel and accountants for each such Holder; any underwriter (as defined in the Securities Act) for each such Holder; and each Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any Damages, and the Company will pay to each such Holder, underwriter, controlling Person, or other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Subsection 7.1 shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable for any Damages to the extent that they arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of any such Holder, underwriter, controlling Person, or other aforementioned Person expressly for use in connection with such registration.

7.2            Indemnification by Holders. To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, and each of its directors, each of its officers who has signed the registration statement, each Person (if any), who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter (as defined in the Securities Act), any other Holder selling securities in such registration statement, and any controlling Person of any such underwriter or other Holder, against any Damages, in each case only to the extent that such Damages arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of such selling Holder expressly for use in connection with such registration; and each such selling Holder will pay to the Company and each other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Subsection 7.2 shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further that in no event shall the aggregate amounts payable by any Holder by way of indemnity or contribution under Subsections 7.2 and 7.4 exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of fraud or willful misconduct by such Holder.

7.3            Action against Parties; Notification. Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 7, give the indemnifying party notice of the commencement thereof. The indemnifying party shall have the right to participate in such action and, to the extent the indemnifying party so desires, participate jointly with any other indemnifying party to which notice has been given, and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action. The failure to give notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 7, to the extent that such failure materially prejudices the indemnifying party’s ability to defend such action. The failure to give notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 7.

7.4            Contribution. To provide for just and equitable contribution to joint liability under the Securities Act in any case in which either: (i) any party otherwise entitled to indemnification hereunder makes a claim for indemnification pursuant to this Section 7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that this Section 7 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any party hereto for which indemnification is provided under this Section 7, then, and in each such case, such parties will contribute to the aggregate losses, claims, damages, liabilities, or expenses to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of each of the indemnifying party and the indemnified party in connection with the statements, omissions, or other actions that resulted in such loss, claim, damage, liability, or expense, as well as to reflect any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact, or the omission or alleged omission of a material fact, relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case (x) no Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement, and (y) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; and provided further that in no event shall a Holder’s liability pursuant to this Subsection 7.4, when combined with the amounts paid or payable by such Holder pursuant to Subsection 7.2, exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of willful misconduct or fraud by such Holder.

7.5            Miscellaneous. Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

7.6            Survival. Unless otherwise superseded by an underwriting agreement entered into in connection with the underwritten public offering, the obligations of the Company and Holders under this Section 7 shall survive the completion of any offering of Registrable Securities in a registration under this Agreement, and otherwise shall survive the termination of this Agreement or any provision(s) of this Agreement.

8.            Miscellaneous.

8.1            Successors and Assigns. The rights under this Agreement may be assigned (but only with all related obligations) by a Holder to a Permitted Transferee; provided, however, that (x) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee and the Registrable Securities with respect to which such rights are being transferred; and (y) such transferee agrees in a written instrument delivered to the Company to be bound by and subject to the terms and conditions of this Agreement. The terms and conditions of this Agreement inure to the benefit of and are binding upon the respective successors and permitted assignees of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

8.2            Governing Law. This Agreement shall be governed by the internal law of the State of Delaware, without regard to conflict of law principles that would result in the application of any law other than the law of the State of Delaware.

8.3            Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

8.4            Titles and Subtitles. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

8.5            Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or (i) personal delivery to the party to be notified; (ii) when sent, if sent by electronic mail or facsimile during the recipient’s normal business hours, and if not sent during normal business hours, then on the recipient’s next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) business day after the business day of deposit with a nationally recognized overnight courier, freight prepaid, specifying next-day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their address as set forth on the signature page or Schedule A hereto, or to the principal office of the Company and to the attention of the Chief Executive Officer, in the case of the Company, or to such email address, facsimile number or address as subsequently modified by written notice given in accordance with this Subsection 8.5. If notice is given to the Company, a copy (which shall not constitute notice) shall also be sent to Wilmer Cutler Pickering Hale and Dorr LLP, 7 World Trade Center, 250 Greenwich Street, New York, NY 10007, Attention: Brian A. Johnson, Esq., and if notice is given to Stockholders, a copy shall also be given to (i) Stinson LLP, 1201 Walnut Street, Suite 2900, Kansas City, MO 64106, Attention: Jack Bowling, (ii) Fenwick & West LLP, 902 Broadway, New York, NY 10010, Attention: Ian Goldstein, Esq, and (iii) Orrick Herrington & Sutcliffe LLP, 51 West 52nd Street, New York, NY 10019-6142, Attention: Stephen Thau, Esq.

8.6            Amendments and Waivers. Any term of this Agreement may be amended, modified or terminated and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of (a) the Company, (b) the holders of a majority of the Registrable Securities then outstanding; provided that (i) no provision of Section 2 may be amended, modified or terminated or the observance of any term waived without the written consent of the holders of a majority of the Registrable Subscription Securities and (ii) no provision of Section 3 may be amended, modified or terminated or the observance of any term waived without the written consent of the holders of a majority of the Registrable Existing Securities; provided further that any provision hereof may be waived by any waiving party on such party’s own behalf, without the consent of any other party. Notwithstanding the foregoing, this Agreement may not be amended, modified or terminated and the observance of any term hereof may not be waived with respect to any Investor without the written consent of such Investor, unless such amendment, modification, termination, or waiver applies to all Investors in the same fashion. Notwithstanding the foregoing, Schedule A hereto may be amended by the Company from time to time (i) to add Permitted Transferees of any Registrable Securities in compliance with the terms of this Agreement without the consent of the other parties and (ii) to add any Series B Investor who becomes a party to this Agreement and is deemed to be an “Investor” for all purposes hereunder in accordance with Section 8.9 without the consent of the other parties. The Company shall give prompt notice of any amendment, modification or termination hereof or waiver hereunder to any applicable party hereto that did not consent in writing to such amendment, modification, termination, or waiver. Any amendment, modification, termination, or waiver effected in accordance with this Subsection 8.6 shall be binding on all parties hereto, regardless of whether any such party has consented thereto. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

8.7            Severability. In case any one or more of the provisions contained in this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, and such invalid, illegal, or unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

8.8            Aggregation of Stock. All shares of Registrable Securities held or acquired by Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement and such Affiliated persons may apportion such rights as among themselves in any manner they deem appropriate.

8.9            Additional Investors. Notwithstanding anything to the contrary contained herein, at the option of the Company, any Series B Investor may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement, and thereafter shall be deemed an “Investor” for all purposes hereunder. No action or consent by the Investors shall be required for such joinder to this Agreement by such Series B Investor, so long as such Series B Investor has agreed in writing to be bound by all of the obligations as an “Investor” hereunder.

8.10            Entire Agreement. This Agreement (including any Schedules and Exhibits hereto) constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled.

8.11            Dispute Resolution. The parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of the State of Delaware and to the jurisdiction of the United States District Court for the District of Delaware for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the state courts of the State of Delaware or the United States District Court for the District of Delaware, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

Waiver of Jury Trial: EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS, THE SECURITIES OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

8.12            Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power, or remedy of such nonbreaching or nondefaulting party, nor shall it be construed to be a waiver of or acquiescence to any such breach or default, or to any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, whether under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

CARISMA THERAPEUTICS INC.

By:	/s/ Steven Kelly
Name:	Steven Kelly
Title:	Chief Executive Officer

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

INVESTORS:

Pictet Thematic Private Equity, SICAV-RAIF – Pictet Thematic Private Equity – Health Fund I

By:	/s/ Christophe Vasselin
	Name:	Christophe Vasselin
	Title:	Assistant Vice-President

By:	/s/ Julia Jeliazkov
	Name:	Julia Jeliazkov
	Title:	Head of Indirect Investment Services

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

INVESTORS:

HEALTHCAP VII LP
by its general partner HealthCap VII GP SA

By:	/s/ Dag Richter
	Name:	Dag Richter
	Title:	Director

By:	/s/ Fabrice Bernhard
	Name:	Fabrice Bernhard
	Title:	General Manager

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

INVESTORS:

ABBVIE BIOTECHNOLOGY LTD.

By:	/s/ Arthur C. Price
	Name:	Arthur C. Price
	Title:	Director

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

INVESTORS:

WELLINGTON PARTNERS LIFE SCIENCES V GMBH & CO. KG
c/o Wellington Partners Life Sciences Venture Capital Management GmbH

By:	/s/ Dr. Regina Hodits
	Name:	Dr. Regina Hodits
	Title:	Managing Partner

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

INVESTORS:

SYMBIOSIS II, LLC

By:	/s/ Chidozie Ugwumba
	Name:	Chidozie Ugwumba
	Title:	Managing Partner

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

INVESTORS:

THE TRUSTEES OF THE UNIVERSITY OF PENNSYLVANIA

By:	/s/ John S. Swartley
	Name:	John S. Swartley
	Title:	Associate Vice Provost for Research and Managing Director for the Penn Center for Innovation

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

INVESTORS:

MRL VENTURES FUND, LLC

By:	/s/ Peter Dudek
	Name:	Peter Dudek
	Title:	Partner

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

INVESTORS:

AJU LIFE SCIENCE 3.0 VENTURE FUND

By:	/s/ Ji-won Kim
	Name:	Ji-won Kim
	Title:	Chief Executive Officer

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

INVESTORS:

LIVZON INTERNATIONAL VENTURES I

By:	/s/ Yanggang Tang
	Name:	Yanggang Tang
	Title:	Director

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

INVESTORS:

b-to-v Partners S.à r.l.

By:	/s/ Florian Schweitzer
	Name:	Florian Schweitzer
	Title:	Managing Director

By:	/s/ Christian Schuetz
	Name:	Dr. Christian Schuetz
	Title:	Managing Director

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

INVESTORS:

AGENT CAPITAL FUND I LP
By: Agent Capital Fund I GP, LLC, its General Partner

By:	/s/ Geeta Vemuri
	Name:	Dr. Geeta Vemuri
	Title:	Managing Member

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

INVESTORS:

TPG BIOTECHNOLOGY PARTNERS V, L.P.

By:	/s/ Ken Murphy
	Name:	Ken Murphy
	Title:	Chief Operating Officer

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

INVESTORS:

4BIO VENTURES FUND II LP
Represented by its general partner 4BIO Ventures II GP Limited, itself represented by its Director

By:	/s/ Andrew Kozlov
	Name:	Andrew Kozlov
	Title:	Director

SCHEDULE A

Investors